                                 Exhibit 10.9B


Schedule Identifying Material Differences Among Severance Protection Agreements
               Between Barrett Resources Corporation And Each Of
       A.  Ralph Reed, J. Frank Keller, Peter A. Dea, And Bryan Hassler



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        Name                    Position             Continued Benefits            Lump Sum Cash
                                                           Period                     Payment
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
A. Ralph Reed         President, Chief Operating     Three years          Three times annual compensation
                      Officer and Director
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J. Frank Keller       Executive Vice President,      Three years          Three times annual compensation
                      Chief Financial Officer, and
                      Director
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Peter A. Dea          Senior Vice President          Two years            Two times annual compensation
                      Exploration
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Bryan Hassler         Vice President - Marketing     Two years            Two times annual compensation
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